SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In January 2015, the Company took delivery of two newbuilding 8,700 TEU container vessels, San Fernando and San Francisca, which immediately commenced seven year time-charters to Hamburg Süd. The vessel-owning subsidiaries drew down in full against the $128 million facility secured against the two vessels.

In January 2015, the Company purchased bonds with principal amounts totaling NOK7.0 million of its NOK600 million senior unsecured bonds due 2017, which are being held as treasury bonds.

In February 2015, the Company purchased bonds with principal amounts totaling NOK36.0 million of its NOK900 million senior unsecured bonds due 2019, which are being held as treasury bonds.

In January 2015, the indirect limited performance guarantee provided by Ship Finance International Limited in respect of the $210 million secured term loan facility relating to five container vessels became exhausted (see Note 19: Long-term Debt). In February 2015, the Company signed an agreement with the lenders under the loan facility whereby ownership of the vessels together with associated working capital was transferred to unrelated third parties, and Ship Finance International Limited and its subsidiaries have no future interest in the vessels or obligations under the loan facility. An impairment charge of $11.8 million was recorded against the five vessels in the fourth quarter of 2014.

On February 26, 2015, the Board of Ship Finance declared a dividend of $0.42 per share which was paid in cash on March 27, 2015.

In March 2015, two officers and two employees of the Company exercised options to acquire a total of 39,000 shares at a price of $10.71 per share, and 39,000 new shares were issued to satisfy the exercised options.